Superseder & Termination Agreement

     This Superseder & Termination Agreement (the "Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a publicly held Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet"); and, The Yankee Companies, Inc., a Florida
corporation ("Yankees;" AmeriNet and Yankees being sometimes hereinafter collectively referred to as the "Parties" or generically as a "Party").

                                    Preamble:

     WHEREAS, AmeriNet and Yankees are currently parties to a number of agreements, including a strategic consulting agreement (the "Consulting
Agreement"), a warrant agreement (the "Warrant Agreement"), a revolving loan agreement (the "Loan Agreement") and a loan and pledge agreement (the "PCG Deposit Agreement") and Yankees currently holds a number of AmeriNet promissory notes (the "AmeriNet Notes), a warrant to purchase 2.5% of AmeriNet's authorized and reserved capital stock measured as of the date exercise is completed (the "Yankees Warrant") and most shares of AmeriNet's outstanding class A preferred stock (the "Class A Preferred Stock"); and

     WHEREAS,;  AmeriNet is entering into a reorganization agreement pursuant to
Section 368(a)(1)(B) of the Code with Park City Group, Inc., a Delaware corporation headquartered in Park City Utah ("PCG") pursuant to which, AmeriNet must, at the time of closing, have no liabilities, no securities outstanding other than shares of its common stock and options and warrants to purchase shares of its common stock on a fully determinable basis as of the date of closing and no assets, as a result of which, AmeriNet must persuade Yankees to terminate the Consulting and Loan Agreements, convert all of the AmeriNet Notes into shares of the Class A Preferred stock and convert all of the Class A Preferred Stock into shares of AmeriNet's common stock, leaving the PCG Deposit Agreement in full force and effect; and

     WHEREAS, subject to the terms and conditions set forth below, Yankees is agreeable to making the concessions required in order for AmeriNet to meet the conditions and obligations of its proposed agreement with PCG:

     NOW,   THEREFORE,   in  consideration   of  the  covenants,   promises  and
representations set forth herein, and for other good and valuable consideration, the Parties, intending to be legally bound, hereby agree as follows:

                                   Witnesseth:

                                    Article I
                                   Definitions

     The following terms or phrases, as used in this Agreement, will have the following meanings:

(A)  Accredited Investor:

     An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

     Accredited investor. "Accredited investor" will mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

    (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self_directed plan, with investment decisions made solely by persons that are accredited investors;


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                            Superseder & Termination
                                Agreement Page 1

    (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

    (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

    (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

    (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

    (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

    (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

    (8)   Any entity in which all of the equity owners are accredited investors.

(B) Aggregate Yankees Investment: All sums invested in AmeriNet by Yankees, including funds advanced, liabilities paid directly and the aggregate amount of the AmeriNet Notes immediately prior to the Closing.

(C)  (1)  Closing:

          The effectuation of the transactions called for by this Agreement, including exchange of securities, execution of instruments, stock certificates, stock powers, releases and other documents.

     (2)  Closing Date:

          The date on which the Closing takes place.

     (3)  PCG Closing:

          The Closing on AmeriNet's reorganization agreement with PCG, which shall take place concurrently with and as a condition to the Closing.

(D)  Code:

     The Internal Revenue Code of 1986, as amended.

(E)  Commission:

     The United States Securities and Exchange Commission

(F)   EDGAR:

     The Commission's electronic data gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.


(G) (1) Escrow Agent Edward C. Dmytryk, an individual currently serving as president of AmeriNet, or such replacement as may be mutually selected by the Parties.

     (2)  Escrow Agreement

          The Agreement between the Escrow Agent and AmeriNet, a copy of which is annexed hereto and made a part hereof as exhibit I(G)(2).



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(H)      (1)   Exchange Act:

               The Securities Exchange Act of 1934, as amended.

         (2)   Exchange Act Reports:

               The reports on Commission Forms 10-SB, 10-KSB, 10-QSB and 8-K and Commission Schedules 14A and 14C, that AmeriNet is required to file pursuant to Sections 13, 14, 15(d) and 12(g) of the Exchange Act.

(I)       Florida Act:

          The Florida Securities and Investor Protection Act.


(J)       Florida Rule:

          Florida  Rule  3E_500.005,   which  provides  as  follows:  Disclosure
          requirements of Section 517.061(11)(a)3., Florida Statutes.

         (1) Transactions by an issuer which do not satisfy all of the conditions of this rule will not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

         (2) The determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E_500.01 should be considered.

         (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

         (4) The provisions of this rule will apply only to transactions which are consummated with persons in the State of Florida.

         (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information will be deemed to be satisfied if either paragraphs (5)(a) or (5)(b) are complied with:

               (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information will be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

                    1.   All material books and records of the issuer; and

                    2. All material contracts and documents relating to the proposed transaction; and

                    3.   An   opportunity   to    question    the    appropriate
                         executive officers or partners.

         (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule will be deemed satisfied by providing the following:

              (a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration statement on Form S_1 [CCH Federal Securities Law ReporterP. 7121 ] under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

             (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(K)  Reorganization:

     The corporate events effected in reliance on Section 368(a)(1)(B) of the Code which are to take place on or before May 31, 2001, between AmeriNet and PCG as a result of which PCG will become a wholly owned subsidiary of AmeriNet and the former PCG securities holders will become the controlling stockholders of AmeriNet.

(L)  Reorganization Agreement:

     The agreement between AmeriNet and all of the stockholders of PCG pursuant to which the Reorganization is to be effected.

(M)  Rule 144(d)(3)(ii)

     [Persons  Deemed Not to Be  Engaged in a  Distribution  and  Therefore  Not
     Underwriters]  .... (ii) Conversions.  If the securities sold were acquired from the issuer for a consideration consisting solely of other securities of the same issuer surrendered for conversion, the securities so acquired shall be deemed to have been acquired at the same time as the securities surrendered for conversion ....


(N)  Section 3(a)(9)

     (1) Sec. 3(a) of the Securities Act, which provides as follows in subsection (9): Except as hereinafter expressly provided the provisions of this title shall not apply to any of the following classes  of  securities:  ....  [Securities  Exchanged  with  Security
          Holders] Sec. 3(a)(9) Except with respect to a security exchanged in a case under title 11 of the United States Code, any security exchanged by the issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange;

     (2)  Commission  Regulations  ss.230.149,  [Definition  of  "Exchanged"  in
          Section 3(a)(9),  for Certain  Transactions]:  The term "exchanged" in section 3(a)(9) shall be deemed to include the issuance of a security in consideration of the surrender by the existing security holders of the issuer, of outstanding securities of the issuer, notwithstanding the fact that the surrender of the outstanding securities may be required by the terms of the plan of exchange to be accompanied by such payment in cash by the security holder as may be necessary to effect an equitable adjustment, in respect of dividends or interest paid or payable on the securities involved in the exchange, as between such security holder and other security holders of the same class accepting the offer of exchange.

     (3) Commission Regulations ss.230.150, [Definition of "Commission or Other Remuneration" in Section 3(a)(9), for Certain Transactions] The term "commission or other remuneration" in Section 3(a)(9) shall not include payments made by the issuer, directly or indirectly, to its security holders in connection with an exchange of securities for outstanding securities, when such payments are part of the terms of the offer of exchange.

(O)  Securities Act:

     The Securities Act of 1933, as amended.


(P)  Service:

     The United States Internal Revenue Service.

(Q)  (1)  AmeriCom AmeriNet Communications, Inc., a Florida corporation

     (2)  FundsAmerica Funds America Finance Corporation, a Florida corporation.

     (3)  Trilogy  Trilogy  International,  Inc.,  a  Florida  corporation.

     (4)  PriMed PriMed Technologies, Inc., a Florida corporation.

     (5)  Vista Vista Vacations  International,  Inc., , a Florida  corporation.

     (6)  WRI  Wriwebs.com,  Inc.,  a  Florida  corporation.

(R) All undefined financial terms will have the meanings ascribed to them by generally accepted accounting practices, consistently applied on the accrual basis of accounting, as modified by rules of the Commission including Regulations SB and SK.

(S) Additional terms characterized by initial capital letters are defined in this Agreement immediately following their first use.

                                   Article II
                              Operative Provisions

(A) In conjunction with AmeriNet's return to Yankees of all rights to projects described in AmeriNet press releases and filings with the Commission under the Exchange Act as the "15c2-11 Project" and the "Emerging Companies Report Project," in the amendment to license agreement dated April 16, 2001, a copy of which is annexed hereto and made a part hereof as exhibit II-1 (the "Amendment to License Agreement"), AmeriNet hereby also conveys to Yankees for purpose of their liquidation, all of AmeriNet's right, title and interest, if any, in Lorilei Communications, Inc. ("Lorilei") and AmeriNet Communications, Inc. ("AmeriCom"), including, without limitation, all of their capital stock and all rights to litigation against them and their former stockholders.

(B) Subject to the conditions precedent that: all actions required to be taken in order to comply with the securities and other laws of each state having jurisdiction over the transactions called for under this Agreement; and, that the Reorganization becomes fully effective on or before May 31, 2001, the Parties hereby agree as follows:

     (1)  AmeriNet:

          (a) AmeriNet hereby agrees to transfer to Yankees, at Closing, all of its right, title and interest in and to all of its assets, of whatever kind or character, whether real or personal, current or inchoate, and including without limitation, all of the securities AmeriNet holds in other corporations, whether as subsidiaries (e.g., AmeriCom) or as investments (e.g., Trilogy and Vista), all furniture, fixtures, equipment, supplies, deposits, contract rights, choses in action, etc., except for:

               1. Securities specifically defined in Section II(B)(2) which are to be transferred to the Escrow Agent for disposition in accordance with the terms of existing agreements between the respective issuers, AmeriNet and Yankees; provided, however, that if they are not so distributed, the Escrow Agent will promptly convey them to Yankees; and

               2. Cash or cash equivalents (certificates of deposit, certified checks, bank accounts, etc.).

          (b)  AmeriNet  hereby  agrees to  transfer  to the  Escrow  Agent,  at
               Closing:

               1. All of the common stock in WRI for disposition as provided for in the superseder and exchange agreement entered into by the Parties and WRI on or about January 26, 2001, a copy of which was filed by AmeriNet with the Commission; provided, however, that if they are not so distributed, the Escrow Agent will convey them to Yankees;

               2.    All of the  rights of its stockholders  to common  stock in
                    PriMed, for disposition as provided for in the consulting agreement entered into by the Parties and PriMed on or about January 16, 2001, a copy of which was filed by AmeriNet with the Commission;

                3. All of the rights of its stockholders in the common stock in FundsAmerica, shares of common stock in which are in the process of being registered with the Commission for distribution to persons who held AmeriNet common stock as of the close of business on June 17, 1999, or their successors in interest, all as of the day the registration of such common stock is declared effective by the Commission; as provided for in Section 1.4 of the consulting agreement entered into by the Parties and FundsAmerica on or about May 18, 1999, a copy of which was filed by AmeriNet with the Commission.

          (c) Closing on the foregoing will take place as soon as possible taking into account the requirements of AmeriNet in conjunction with the PCG closing, and the requirement that AmeriNet not dispose of substantially all of its assets in a manner that would require stockholder approval for the transactions contemplated hereby or in conjunction with the proposed PCG closing.

    (2)   Yankees:

               Yankees hereby:

               (a)     Takes all of the following actions:

     1. Converts all of the AmeriNet Notes into shares of AmeriNet's Class A Preferred Stock, on the preferential basis provided for in the Consulting Agreement;

     2. Converts all of the shares of AmeriNet's Class A Preferred Stock held by Yankees into shares of AmeriNet's common stock, on the preferential basis provided for in the Consulting Agreement.

     3.   Releases  all  liens  held  by  Yankees  on   AmeriNet's   assets  and
          securities, other than those created under the PCG Deposit Agreement.

               (b) Agrees, if required by PCG as a condition to closing on the Reorganization Agreement, to exercise the balance of the Yankees Warrant by payment of the exercise price exclusively in AmeriNet securities having a value equal to the exercise price based on the last transaction price reported for AmeriNet common stock on the OTC Bulleting Board on the day preceding Yankees execution of the Yankees warrant exercise form.

         (3)   The Parties:

               The Parties hereby terminate the Consulting Agreement and the Loan Agreement,, provided that Yankees is entitled to receipt of all accrued but unpaid compensation under such Agreements, as of the date of this Agreement, payable in shares of AmeriNet's common stock, on the preferential basis provided for in the Consulting Agreement.

(C) As a material inducement to each Parties entry into this Agreement, each of the Parties hereby represents to the others that the representing Party:

         (1) Is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with his, her or its advisors or representatives, if any, such knowledge and experience in financial matters that he she or it is capable of evaluating the relative risks and merits of the transactions contemplated hereby, the text of Rule 501(a) being set forth, in full, above;

         (2) Acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for him, her or it in particular;

         (3)  (a)   Understands  that the offer and  transfer or issuance of the securities involved is being made in reliance on the Party's representation  that  he,  she  or it  has  reviewed  all of
                    AmeriNet's reports filed with the Commission during the past
                    12 months and posted on the  Commission's  Internet web site
                    (www.sec.gov)  under the EDGAR  Archives  sub site,  and has become  familiar  with the  information  disclosed  therein,
                    including   that  contained  in  exhibits  filed  with  such
                    reports;

              (b) Is fully aware of the material risks associated with becoming an investor in AmeriNet and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from AmeriNet and that all documents, records and books pertaining to this transaction requested by him, her or it have been made available to him, her or it;

         (4) Has had an opportunity to ask questions of and receive answers from the officers of AmeriNet concerning the terms and conditions of this Agreement and the transactions contemplated hereby, as well as the affairs of AmeriNet, the contemplated affairs of PCG and related matters;

         (5) Has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports called for by the Florida Rule;

         (6) Has represented that he, she or it has the general ability to bear the risks of the subject transaction and that he, she or it is a suitable investor for a private offering and hereby affirms the correctness of such information, including, without limitation, the representations in the form of the investment letters annexed hereto and made a part hereof as exhibit 3(E)(6), an original of which (bearing modifications required to personalize the letter as to gender, etc., will be executed by such Party and tendered to AmeriNet concurrently with the Closing;

         (7)   Is aware that:

               (a) The securities involved are a speculative investment with no assurance that PCG will be successful, or if successful, that such success will result in payments to such Party or to realization of capital gains by such Party on disposition of the securities involved; and

               (b) The securities to be issued to him, her or it have not been registered under the Securities Act or under any state securities laws, accordingly such Party may have to hold such securities and may not be able to liquidate, pledge, hypothecate, assign or transfer them;

         (8) Has obtained his, her or its own opinion from his, her or its own legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by any Party in conjunction with this Agreement and the issuance of the securities involved in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of his, her or its state of domicile; and

         (9)   (a)  Except for shares issued in reliance on Staff Legal Bulletin
                    Number 5 of the Commission's Division of Corporate Finance, issued pursuant to Section 3(a)(9) of the Securities Act or registered with the Commission, certificates for the securities involved will bear restrictive legends and the transfer agents involved will be instructed not to transfer the subject securities unless they have been registered pursuant to Section 5 of the Securities Act or an opinion of counsel to such Party satisfactory to legal counsel to AmeriNet and its chief executive officer has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws;


               (b) The legend will read substantially as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to AmeriNet's satisfaction."

                                   Article III
                      Superseder, Mutual Releases & Closing

(A) The terms of this Agreement supersede the terms of all other agreements between AmeriNet, Yankees and their affiliates (other than the PCG Deposit Agreement and the Yankees Warrant), all of which will be henceforth be deemed null and void except that, in conjunction with the exchange of any type of AmeriNet security for any other type of AmeriNet security required by the terms of this Agreement, each such exchange shall be deemed a separate transaction pursuant to the exemptive provisions of Section 3(a)(9) of the Securities Act and Commission Rule 144(d)(3)(ii).

(B) In consideration for the exchange of covenants reflected above but excepting only the obligations created by this Agreement, the Yankees warrant and the PCG Deposit Agreement, AmeriNet and Yankees hereby each release, discharge and forgive the other, and each of the others' subsidiaries, affiliates, members, officers, directors, partners, agents and employees from any and all liabilities, whether current or inchoate, from the beginning of time until the date of this Agreement.


                                   Article IV
                               General Provisions

4.1  Interpretation.

(A) When a reference is made in this Agreement to schedules or exhibits, such reference will be to a schedule or exhibit to this Agreement unless otherwise indicated.

(B) The words "include," "includes" and "including" when used herein will be deemed in each case to be followed by the words "without limitation."

(C) The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

(D) The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Agreement or the intent of any provisions hereof.

(E) All pronouns and any variations thereof will be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

(F) The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

4.2  Notice.

(A) All notices, demands or other communications given hereunder will be in writing and will be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (1)      To AmeriNet:

                            AmeriNet Group.com, Inc.;
                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431;
                    Attention: Edward C. Dmytryk, President;
               Telephone (561) 998-3435, Fax (561) 998-3425; and,
                          e-mail Ed@amerinetgroup.com;

     (2)      To Yankees:

                           The Yankee Companies, Inc.;
                           Crystal Corporate Center;
                     2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431;
                   Attention: Leonard Miles Tucker, President
               Telephone (561) 998-2025, Fax (561) 998-3425; and,
                        e-mail lenny@yankeecompanies.com;
                                    -

     or such other address or to such other person as any Party will designate to the other for such purpose in the manner hereinafter set forth.

(B) At the request of any Party, notice will also be provided by overnight delivery, facsimile transmission or e-mail, provided that a transmission receipt is retained.

(C) (1) The Parties acknowledge that the Yankees serves as a strategic consultant to AmeriNet and has acted as scrivener for the Parties in this transaction but that Yankees is neither a law firm nor an agency subject to any professional regulation or oversight.

    (2)   Yankees  has  advised  AmeriNet  to  retain   independent   legal  and
          accounting counsel to review this Agreement and its exhibits and incorporated materials on its own behalf.

    (3) The decision by any AmeriNet not to use the services of legal counsel in conjunction with this transaction will be solely at their own risk, each Party acknowledging that applicable rules of the Florida Bar prevent Yankees' general counsel, who has reviewed, approved and caused modifications on behalf of Yankees, from representing anyone other than Yankees in this transaction.

4.3  Merger of All Prior Agreements Herein.

(A) This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein.

(B) All prior agreements whether written or oral are merged herein and will be of no force or effect.

4.4  Survival.

     The several representations, warranties and covenants of the Parties contained herein will survive the execution hereof and the Reorganization and will be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.5  Severability.

     If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent or subsequent, or the application of such provision or any portion thereof to any person or circumstance will be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, will not be affected thereby.

4.6  Governing Law.

     This Agreement will be construed in accordance with the substantive and procedural laws of the State of Delaware (other than those regulating taxation and choice of law).

4.7  Indemnification.

(A) Each Party hereby irrevocably agrees to indemnify and hold the other Parties harmless from any and all liabilities and damages (including legal or other expenses incidental thereto), contingent, current, or inchoate to which they or any one of them may become subject as a direct, indirect or incidental consequence of any action by the indemnifying Party or as a consequence of the failure of the indemnifying Party to act, whether pursuant to requirements of this Agreement or otherwise.

(B) In the event it becomes necessary to enforce this indemnity through an attorney, with or without litigation, the successful Party will be entitled to recover from the indemnifying Party, all costs incurred including reasonable attorneys' fees throughout any negotiations, trials or appeals, whether or not any suit is instituted.

4.8  Dispute Resolution.

(A) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement any proceedings pertaining directly or indirectly to the rights or obligations of the Parties hereunder will, to the extent legally permitted, be held in Broward County, Florida, and the prevailing Party will be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not any formal proceedings are initiated.

(B) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute will, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (a) First, the issue will be submitted to mediation before a mediation service in Broward County, Florida to be selected by lot from four alternatives to be provided, two by Yankees and two by AmeriNet.

          (b) The mediation efforts will be concluded within ten business days after their initiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties will submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, in the same manner as set forth for mediation.

     (3) (a) Expenses of mediation will be borne equally by the Parties, if successful.

          (b) Expenses of mediation, if unsuccessful and of arbitration will be borne by the Party or Parties against whom the arbitration decision is rendered. (c) If the terms of the arbitral award do not establish a prevailing Party, then the expenses of unsuccessful mediation and arbitration will be borne equally by the Parties involved.

(C) (1) It is agreed that this Agreement will be construed pursuant to the laws of the State of Florida and, in the event it is necessary for any party to seek to enforce this Agreement, jurisdiction will be in the appropriate court or tribunal in Broward County, Florida and United States Courts for the Southern District of Florida and that, in the event it is necessary to enforce this Agreement, the prevailing Party will be entitled to recover all reasonable costs, expenses, and attorney's fees, and will be construed as costs for purposes of this Agreement.

     (2) The Parties specifically agree and waive any right to a jury trial in the event that it is necessary for a party to institute legal proceedings herein.

4.9  Benefit of Agreement.

     The terms and provisions of this Agreement will be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees but are not intended to confer upon any other person any rights or remedies hereunder.

4.10  Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

4.11  Counterparts.

(A)  This Agreement may be executed in any number of counterparts.

(B) All executed counterparts will constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

(C) Execution by exchange of facsimile transmission will be deemed legally sufficient to bind the signatory; however, the Parties will, for aesthetic purposes, prepare a fully executed original version of this Agreement which will be the document filed with the Commission.

4.12  License.

(A) This form of agreement is the property of Yankees and has been customized for this transaction with the consent of Yankees by its general counsel.

(B) The use of this form of agreement by the Parties is authorized hereby solely for purposes of this transaction.

(C) The use of this form of agreement or of any derivation thereof without Yankees' prior written permission is prohibited.


     In Witness Whereof, AmeriNet and Yankees have caused this Agreement to be executed by themselves or their duly authorized respective officers, all as of the last date set forth below:

Signed, Sealed and Delivered
         In Our Presence:
                                                  AmeriNet Group.com, Inc.
/s/ Sally Ann Stroberg /s/                       (A Delaware corporation)

/s/ Jennifer Micthem /s/                By:    /s/ Edward C. Dmytryk
                                                   Edward C. Dmytryk, President
         (Corporate Seal)
                                    Attest:   /s/ Vanessa H. Lindsey
                                                  Vanessa H. Lindsey, Secretary
Dated:   May 23, 2001

State of Florida           }
County of Marion  } ss.:

     On this 23rd day of May, 2001, before me, a notary public in and for the county and state aforesaid, personally appeared Edward C. Dmytryk and Vanessa H. Lindsey, to me known, and known to me to be the president and secretary of AmeriNet Group.com, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of AmeriNet Group.com, Inc., for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires: 06/07/04

         {Seal}
                                              /s/ Sally Ann Stroberg /s/
                                              Notary Public

                                              The Yankee Companies, Inc.
/s/ Nancy Molinari                           (a Florida corporation)

/s/ Charles J. Scimeca /s/                By:    /s/ Leonard Miles Tucker
                                                 Leonard Miles Tucker, President
         (Corporate Seal)
                                      Attest:  /s/ Vanessa H. Lindsey
                                                   Vanessa H. Lindsey, Secretary
Dated:   May 18th, 2001

State of Florida           }
County of Palm Beach       } ss.:

     On this 18th day of May, 2001, before me, a notary public in and for the county and state aforesaid, personally appeared Leonard Miles Tucker and Vanessa
H. Lindsey, to me known, and known to me to be the president and secretary of The Yankee Companies, Inc., the above-described corporation, and to me known to be the persons who executed the foregoing instrument, and acknowledged the execution thereof to be their free act and deed, and the free act and deed of The Yankee Companies, Inc., for the uses and purposes therein mentioned.

     In witness whereof, I have hereunto set my hand and affixed my notarial seal the day and year in this certificate first above written. My commission expires:

         (Seal)
                                                  /s/ Charles J. Scimeca /s/
                                                      Notary Public

                                 Exhibit 3(E)(6)
                               Investment Letters


Date: May 18, 2001

Edward C. Dmytryk
President
AmeriNet Group.com, Inc.
Crystal Corporate Center
2500 North Military Trail, Suite 225-C
Boca Raton, Florida 33431

         Re.:     AmeriNet Securities

Dear Mr. Dmytryk:

     On behalf of the Yankee Companies, Inc., a Florida corporation ("Yankees"), I hereby certify and warrant that Yankees is a party to the Superseder &
Termination Agreement to which this letter is annexed as an exhibit (the "Agreement"), pursuant to which it is acquiring equity securities of AmeriNet Group.com, Inc. ("AmeriNet") and it is providing this letter to acknowledge certain matters and to bind itself by certain agreements required by AmeriNet, in order to assure that the issuance of unregistered securities to Yankees complies with applicable exemptions from securities registration requirements provided under federal securities laws and the securities laws of Yankees' state of domicile.

     On behalf of Yankees, I hereby certify under penalty of perjury that:

     1. Except for securities acquired in reliance on Section 3(a)(9) of the Securities Act, upon receipt of the AmeriNet securities, Yankees will be acquiring them for its own account for investment purposes without any intention of selling or distributing all or any part thereof. On behalf of Yankees, I represent and warrant that it qualifies as an accredited investor (as that term is defined in Rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that it is sophisticated in financial affairs, or has relied on the advice of someone sophisticated in financial affairs, is able to bear the economic risks of this investment and does not have any reason to anticipate any change in its circumstances, financial or otherwise.

     2. I have consulted with Yankees own legal counsel who, after having been apprized by Yankees of all the material facts surrounding this transaction, opined to Yankees, for the benefit of AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of Yankees' state of domicile.

     3. Except for securities acquired in reliance on Section 3(a)(9) of the Securities Act, I agree that I will in no event sell or distribute any of the AmeriNet securities unless in the opinion of AmeriNet's counsel (based on an opinion of Yankees' legal counsel) the AmeriNet securities may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then_applicable State and/or Federal statutes, or the AmeriNet securities will have been so registered and/or qualified and an appropriate prospectus, will then be in effect.

     4. Yankees is fully aware that, except for the securities exchanged in reliance on Section 3(a)(9) of the Securities Act, the AmeriNet securities are being offered and issued by AmeriNet to Yankees in reliance on the exemption provided by Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on Yankees' certifications and warranties.

     5. In connection with the foregoing, Yankees consents to AmeriNet's legending certificates representing the AmeriNet securities to indicate Yankees' investment intent and the restriction on transfer contemplated hereby and to AmeriNet's placing a "stop transfer" order against the AmeriNet securities in AmeriNet's securities transfer books until the conditions set forth herein will have been met.

     6. On behalf of Yankees, I acknowledge execution hereof that Yankees has had access to Exchange Act Reports that contain material information concerning AmeriNet and Park City Group, Inc., and to their updated financial statements, business plans and information, books, records and properties, and have inspected the same to Yankees' full and complete satisfaction prior to acquisition of the AmeriNet securities.

     7. On behalf of Yankees, I represent and warrant that because of Yankees' experience in business and investments, it is competent to make an informed investment decision with respect thereto on the basis of Yankees' inspection of AmeriNet's records and Yankees' questioning of AmeriNet's officers.


Edward C. Dmytryk
May 18, 2001
Page 2


     On behalf of Yankees, I further certify that Yankees' domicile is located at the address set forth in the Agreement.


                                Very truly yours,

                           The Yankee Companies, Inc.

                          /s/ Leonard Miles Tucker /s/
                              Leonard Miles Tucker
                                    President

                                Escrow Agreement

     This Escrow Agreement (the "Escrow Agreement") is made and entered into by and among AmeriNet Group.com, Inc., a Delaware corporation with a class of securities registered under Section 12(g) of the Exchange Act ("AmeriNet"); Wriwebs.com, Inc., a Florida corporation ("WRI"); and, Edward C. Dmytryk, a Florida resident (the "Escrow Agent;" AmeriNet and WRI being collectively referred to as the "Principals" and the Escrow Agent and the Principals being sometimes hereinafter collectively referred to as the "Parties" and each being sometimes hereinafter generically referred to as a "Party").


                                    Preamble:

     Whereas, the Principals desire that the Escrow Agent hold all shares of WRI's common stock owned by AmeriNet (the "Escrow Res") pending its disposition as required under the terms of the superseder and exchange agreement entered into by AmeriNet, WRI and the Yankee Companies, Inc., a Florida corporation ("Yankees"), on or about January 26, 2001 (the "Principles' Agreement"), including the distribution of shares to Mr. Caputa and Yankees and the registration of WRI common stock with the Commission for issuance to holders of AmeriNet common stock and their successors in interest, as of the close of business on the day which the required registration statement is declared effective by the Commission (the "Qualifying Recipients"); and

     Whereas, such arrangement is required as a supplement to the Principles' Agreement because of AmeriNet's anticipated acquisition of Park City Group, Inc. (a Delaware corporation headquartered in Park City, Utah; "PCG"), which has insisted as a condition of such acquisition, that that AmeriNet divest itself of all assets other than between $1,000,000 and $5,000,000 in cash prior to the closing on the acquisition of PCG; and

     Whereas, the Escrow Agent has agreed to act as escrow agent for the Escrow Res on the terms and conditions now about to be set forth.

     Now, Therefore, in consideration of the covenants and agreements herein set forth and other good and lawful consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto, intending to be legally bound, agree as follows:

                                   Witnesseth:

I.       Escrow

(a) The Escrow Agent agrees to hold all of the Escrow Res in escrow subject to the following terms and conditions, which shall control in the event of any conflict between the provisions hereof and those reflected in any other instruments.

     (1) The Escrow Res, or any portion thereof, may be disbursed at any time upon notification in writing, signed by both Principals, such writing to be orally confirmed by the Escrow Agent; or

     (2) The Escrow Res, or any portion thereof, may be disbursed upon receipt of separate written instruments, one from each Principal, otherwise meeting the requirements of Section I(a)(1); or

     (3) (A) The Escrow Agent will deliver the portion of the Escrow Res to be distributed to the Qualifying Recipients to WRI's transfer agent, provided that it is registered as such and in good standing with the Commission (the "WRI Transfer Agent"), at such time as the Escrow Agent is notified that the registration statement filed by WRI with the Commission registering the Escrow Res for distribution to the Qualifying Recipients (the "WRI Registration Statement") has been declared effective by the Commission, with signature medallion guaranteed, as required to permit distribution of the Escrow Res to the Qualified Recipients in the manner called for by the WRI Registration Statement.

           (B) The Escrow Agent will deliver the portion of the Escrow Res to be delivered to Mr. Caputa, to Mr. Caputa pursuant to the terms of the Principles' Agreement, concurrently with Mr. Caputa's delivery to the Escrow Agent, with signature medallion guaranteed, as required to permit immediate cancellation by AmeriNet of the shares of AmeriNet common stock which Mr. Caputa is required to return to AmeriNet under the terms of the Principles' Agreement.

           (C) The Escrow Agent will deliver the portion of the Escrow Res to be delivered to Yankees pursuant to the terms of the Principles' Agreement, concurrently with the distribution of AmeriNet common stock to the Qualifying Recipients, as described in Section 1(a)(3)(A) above.

     (4) In the event that WRI fails to secure an effective date for the Registration Statement in a manner rendering it abandoned under federal securities laws, regulations or rules, then the Escrow Agent shall immediately convey the Escrow Res other than that theretofore tendered to Mr. Caputa, to the order of Yankees, for disposition as Yankees deems appropriate, in its sole discretion.

     (5) In the event that the Escrow Agent has not received acceptable dispositive instructions from the Principals within 12 months after the date of this Escrow Agreement, he may, at his option, initiate an action in the nature of interpleader and deposit the Escrow Res in the registry of a court of competent jurisdiction, for disposition.

     (6) In the event that either Principal fails to provide the Escrow Agent with confirmation of disbursement instructions satisfactory to the Escrow Agent after receipt of a disbursement demand from the other Principal, the Escrow Agent may, at his option, initiate an action in the nature of interpleader and deposit the Escrow Res in the registry of a court of competent jurisdiction, for disposition.

(b) Unless otherwise provided for in this Escrow Agreement or any addendum hereto, the Escrow Agent shall disburse the Escrow Res without interest or other accumulation in value.

(c) The Escrow Agent shall not be deemed to have knowledge of any matter or thing unless and until the Escrow Agent has actually received written notice of such matter or thing and the Escrow Agent shall not be charged with any constructive notice whatsoever.

(d) In the event the Escrow Res consist in whole or in part of stocks, bonds or certificates of deposit (or any other property which may fluctuate in value) the Escrow Agent shall hold in escrow, pursuant to this Escrow Agreement, any proceeds of the Escrow Res actually delivered to the Escrow Agent and realized as a result of splits, calls, redemptions or otherwise, but shall not be obligated to ascertain the existence of (or initiate recovery of) such proceeds or to become or remain informed with respect to the possibility or probability of such proceeds being realized at any time in the future, or to inform any Principal(s) or any third party with respect to the nature and extend of any proceeds realized, except upon the written request of such party, or to monitor current market values of the Escrow Res. Furthermore, the Escrow Agent shall not be obligated to proceed with any action or inaction based on information with respect to market values of the Escrow Res which the Escrow Agent may in any manner learn, nor shall the Escrow Agent be obligated to inform the Principal(s) or any third party with respect to market values of any one or more of the Escrow Res at any time, the Escrow Agent having no duties with respect to investment management or information, all Principals(s) understanding and intending that Escrow Agent's responsibilities are purely ministerial in nature. Any reduction in the market value or other value of the Escrow Res while deposited with the Escrow Agent shall be at the sole risk of Principal(s).

(e) In the event instructions from Principal(s) would require the Escrow Agent to expend any funds or to incur any cost, the Escrow Agent shall be entitled to refrain from taking any action until it receives payment for such costs.

(f) The Principal(s) acknowledge and agree that nothing in this Escrow Agreement shall prohibit the Escrow Agent from (1) serving in a similar capacity on behalf of the others or (2) acting in the capacity of attorney for one or more Principal(s) in connection with any matter.

(g) The Parties acknowledge that the Qualified Recipients and Yankees shall be third party beneficiaries under this Escrow Agreement for purposes of enforcing rights to receipt of the Escrow Res, as provided for in this Escrow Agreement.

II.  Release of Escrowed Property

(a) The Escrow Agent agrees to release the Escrow Res in accordance with the terms and conditions set forth in this Escrow Agreement.

(b) In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any Principal(s) or from third persons with respect to the Escrow Res or any other sums or things which may be held hereunder, which, in its sole opinion, are in conflict with any provision of this Escrow Agreement, the Escrow Agent shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by all Principal(s) and said third persons, or by a final order or judgment of a court of competent jurisdiction.

(c) If all or any portion of the Escrow Res delivered to the Escrow Agent is in the form of a check or in any form other than cash, the Escrow Agent shall deposit them as required but shall not be liable for the nonpayment thereof nor responsible to enforce collection thereof. If such check or other instrument other than cash representing the Escrow Res is returned to the Escrow Agent unpaid, the Escrow Agent shall notify the applicable Principal(s) for further instructions.

III. Liability of Escrow Agent

(a) It is agreed that the duties of the Escrow Agent are purely ministerial in nature and shall be expressly limited to the safekeeping of the Escrow Res and for the disposition of same in accordance with this Escrow Agreement.

(b) Each Principal hereby indemnifies the Escrow Agent and holds it harmless from and against any and all claims, liabilities, damages, costs, penalties, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which it may incur or with which it may be threatened directly or indirectly arising from or in any way connected with this Escrow Agreement or which may result from the Escrow Agent's following of instructions from Principal(s), and in connection therewith, indemnifies the Escrow Agent against any and all expenses, including attorney's fees and the cost of defending any action, suit, or proceeding or resisting any claim, whether or not litigation is instituted.

(c) The Escrow Agent shall be vested with a lien on all Escrow Res held hereunder which are deliverable to the Principal(s) under the terms of this Escrow Agreement, for indemnification, attorney's fees, court costs arising from any suit, interpleader or otherwise, or other expenses, fees or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between Principal(s) and/or any third party as to the correct interpretation of this Escrow Agreement and/or the Consulting Agreement, and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instruments aforesaid and without the necessity of instituting any action, suit or proceeding, to hold the Escrow Res until and unless said additional expenses, fees and charges shall be fully paid.

IV.  Disputes

(a) In the event the Escrow Agent is joined as a party of a lawsuit by virtue of the fact that it is holding the Escrow Res, the Escrow Agent shall, at its option, either (1) tender the Escrow Res to the registry of the appropriate court or (2) disburse the Escrow Res in accordance with the court's ultimate disposition of the case, and the Principal(s) hereby, jointly and severally, indemnify and hold the Escrow Agent harmless from and against any damages or losses in connection therewith including, but not limited to, reasonable attorney's fees and court costs at all trial and appellate levels.

(b) In the event the Escrow Agent tenders the Escrow Res to the registry of the appropriate court and files an action of interpleader naming the Principal(s) and any affected third parties from whom the Escrow Agent has received actual notice, the Escrow Agent shall be released and relieved from any and all further obligations and liability hereunder or in connection herewith and the Principal(s) hereby, jointly and severally, indemnify and hold the Escrow Agent harmless from and against any damages or losses arising in connection therewith including, but not limited to, all costs and expenses incurred by the Escrow Agent in connection with the filing of such action including, but not limited to, the reasonable attorneys' fees and court costs at all trial and appellate levels.

V.   Term of Agreement

(a) This Escrow Agreement shall remain in effect until it is canceled in any of the following manners:

    (1) Upon provision of written notice by all Principal(s) to the Escrow Agent notifying it of cancellation of its designation as escrow agent to act and serve in said capacity, in which event, cancellation shall take effect no earlier than twenty (20) days after notice to the Escrow Agent of such cancellation; or

    (2) The Escrow Agent may resign as escrow agent at any time upon giving notice to the Principal(s) of its desire to so resign, however, the resignation of the Escrow Agent shall take effect no earlier than ten
          (10) days after the giving of notice of resignation; or

    (3) Upon compliance with all escrow provisions as set forth in this Escrow Agreement and in the Consulting Agreement.

(b) In the event the Principal(s) fail to agree to a successor escrow agent within the period described above, the Escrow Agent shall have the right to deposit all of the Escrow Res held hereunder into the registry of an appropriate court and request judicial determination of the rights between Principal(s), by interpleader or other appropriate action, and the Principal(s) hereby, jointly and severally, indemnify and hold the Escrow Agent harmless from and against any damages or loses in connection therewith, including, but not limited to, reasonable attorney's fees and court costs at all trial and appellate levels.

(c) Upon termination of the duties of the Escrow Agent in either manner set forth in subparagraphs 1 or 2 of Paragraph (a) of this Article V, the Escrow Agent shall deliver all of the Escrow Res to the newly appointed escrow agent designated by the Principal(s), and, except for rights of the Escrow Agent specified in Paragraph (a) of Article III of this Escrow Agreement, the Escrow Agent shall not otherwise have the right to withhold the Escrow Res from said newly appointed escrow agent.

(d) The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Escrow Agreement unless in writing and signed by all Principal(s) and the Escrow Agent. In no event shall any modification of this Escrow Agreement, which shall affect the rights or duties of the Escrow Agent, be binding on the Escrow Agent unless it shall have given its prior written consent.

VI. Cumulative Rights

     No right, power or remedy conferred upon the Escrow Agent by this Escrow Agreement is exclusive of any other right, power or remedy, but each and every such right, power or remedy shall be cumulative and concurrent and shall be in addition to any other right, power or remedy the Escrow Agent may have under the Escrow Agreement or now or hereafter existing at law, in equity or by statute, and the exercise of one right, power or remedy by the Escrow Agent shall not be construed or considered as a waiver of any other right, power or remedy.

VII. Compensation

     As consideration for the Escrow Agent's services hereunder, the Principals shall each pay the Escrow Agent the consideration set forth below, to be tendered to the Escrow Agent within ten business days following execution of this Escrow Agreement:

(a) AmeriNet shall tender to the Escrow Agent, 5,000 shares of its unregistered common stock, to be issued in reliance on the exemptions from registration provided by Section 4(6) of the Securities Act and Section 517.061(11) of the Florida Act.

(b) WRI shall tender to the Escrow Agent, 3,000 shares of its unregistered common stock, to be issued in reliance on the exemptions from registration provided by Section 4(6) of the Securities Act and Section 517.061(11) of the Florida Act.

(c) As a condition precedent to the receipt of the compensation called for by this Article VII, the Escrow Agent hereby represents to the other Parties to this Escrow Agreement that the Escrow Agent:

     (1) Is familiar with the requirements for treatment as an "accredited investor" under Regulation D and Section 4(6) of the Securities Act and meets one or more of the definitions of an "accredited investor" contained in Rule 501(a) promulgated under authority of Securities Act and has, alone or together with his, her or its advisors or representatives, if any, such knowledge and experience in financial matters that he she or it is capable of evaluating the relative risks and merits of the transactions contemplated hereby, the text of Rule 501(a) being set forth, in full, above;

     (2) Acknowledges that he, she or it has, based on his, her or its own substantial experience, the ability to evaluate the transactions contemplated hereby and the merits and risks thereof in general and the suitability of the transaction for him, her or it in particular;

     (3) (a) Understands that the offer and transfer or issuance of the securities involved is being made in reliance on the Escrow Agent's representation that he, she or it has reviewed all of AmeriNet's reports filed with the Commission during the past 12 months and posted on the Commission's Internet web site (www.sec.gov) under the EDGAR Archives sub site, and has become familiar with the information disclosed therein, including that contained in exhibits filed with such reports;

           (b) Is fully aware of the material risks associated with becoming an investor in WRI and AmeriNet and confirms that he, she or it was previously informed that all documents, records and books pertaining to this investment have been available from WRI and AmeriNet and that all documents, records and books pertaining to this transaction requested by him, her or it have been made available to him, her or it;

     (4) Has had an opportunity to ask questions of and receive answers from the officers of WRI and AmeriNet concerning the terms and conditions of this Escrow Agreement and the transactions contemplated hereby, as well as the affairs of WRI and AmeriNet, the contemplated affairs of WRI and AmeriNet and related matters;

     (5) Has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraphs (a), (b), (c) and (d) hereof, as well as to supplement the information in the Exchange Act Reports called for by the Florida Rule;

     (6) Has represented that he, she or it has the general ability to bear the risks of the subject transaction and that he, she or it is a suitable investor for a private offering and hereby affirms the correctness of such information, including, without limitation, the representations in the form of the investment letters annexed hereto and made a part hereof as exhibit VII, an original of which (bearing modifications required to personalize the letter as to gender, etc., will be executed by the Escrow Agent and tendered to WRI and AmeriNet concurrently with the Closing;

     (7)       Is aware that:

               (a) The securities involved are a speculative investment with no assurance that WRI and AmeriNet will be successful, or if successful, that such success will result in payments to the Escrow Agent or to realization of capital gains by the Escrow Agent on disposition of the securities involved; and

               (b) The securities to be issued to him, her or it have not been registered under the Securities Act or under any state securities laws, accordingly the Escrow Agent may have to hold such securities and may not be able to liquidate, pledge, hypothecate, assign or transfer them;

     (8) Has obtained his, her or its own opinion from his, her or its own legal counsel to the effect that after an examination of the transactions associated herewith and the applicable law, no action needs to be taken by any Party in conjunction with this Escrow Agreement and the issuance of the securities involved in conjunction therewith, other than such actions as have already been taken in order to comply with the securities law requirements of his, her or its state of domicile; and

     (9) (a) Certificates for the securities involved will bear restrictive legends and WRI and AmeriNet's transfer agents will be instructed not to transfer the subject securities unless they have been registered pursuant to Section 5 of the Securities Act or an opinion of counsel to the Escrow Agent satisfactory to legal counsel to WRI or AmeriNet and WRI or AmeriNet's chief executive officer (as the transaction requires) has been provided, to the effect that the proposed transaction is exempt from registration requirements imposed by the Securities Act, the Exchange Act and any applicable state or foreign laws;

           (b) The legend will read substantially as follows: "The securities represented by this certificate were issued without registration under the Securities Act of 1933, as amended, or comparable state laws in reliance on the provisions of Section 4(6) of such act, and comparable state law provisions. These securities may not be transferred pledged or hypothecated unless they are first registered under applicable federal, state or foreign laws, or the transaction is demonstrated to be exempt from such requirements to [WRI or AmeriNet]'s satisfaction."

VIII.    Miscellaneous

8.1      Amendment.

     No modification, waiver, amendment, discharge or change of this Escrow Agreement shall be valid unless the same is evinced by a written instrument, subscribed by the Party against which such modification, waiver, amendment, discharge or change is sought.

8.2      Notice.

     All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(a)      To AmeriNet:

                           AmeriNet Group.com, Inc.;
                           Crystal Corporate Center;
                     2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431;
                    Attention: Vanessa H. Lindsey, Secretary;
               Telephone (561) 998-3435, Fax (561) 998-3425; and,
                       e-mail vanessa@amerinetgroup.com,

                   until AmeriNet acquires PCG and thereafter,

            to Park City Group. Inc.; Randall K. Fields, President;
                     Park City Group, Inc.; 333 Main Street;
                             Park City, Utah 84806;
                 Telephone (435) 649-2221, Fax (435) 649-2110;
              e-mail, randy@parkcity.com; Website, www.parkcity.com


(b)      To WRI:
                               Wriwebs.com, Inc.;
                        100 East Sample Road, Suite 210;
                         Pompano Beach, Florida 33064;
                    Attention: Michael A. Caputa, President;
                  Telephone (954) 569-0200; fax (954) 569-0301;
                           e-mail Michael@Wriwebs.com

(c)      To Yankees:
                           The Yankee Companies, Inc.;
                            Crystal Corporate Center;
                      2500 North Military Trail, Suite 225;
                           Boca Raton, Florida 33431;
                  Attention: Leonard Miles Tucker, President;
              Telephone (561) 998-2025, Fax (561) 998-3425; and, l
                        e-mai lenny@yankeecompanies.com;


(d)      To the Escrow Agent:
                               Edward C. Dmytryk;
                    1941 Southeast 51st Terrace, Suite 1500;
                             Ocala, Florida 34471;
               Telephone (352) 694-6661, Fax (352) 694-1325; and,
                         e-mail, edmytryk@earthlink.net,

(e) Or such other address or to such other person as any Party shall designate to the other for such purpose in the manner hereinafter set forth.

8.3      Merger.

     This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral shall be of no force or effect.

8.4      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and closing hereon and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

8.5      Severability.

     If any provision or any portion of any provision of this Escrow Agreement or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Escrow Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

8.6      Governing Law and Venue.

     This Escrow Agreement shall be governed by the laws of the State of Florida and any proceedings hereunder shall be held in a forum of the Escrow Agent's choice.

8.7      Litigation.

     In any action between the Parties to enforce any of the terms of this Escrow Agreement or any other matter arising from this Escrow Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

8.8      Benefit of Agreement.

     The terms and provisions of this Escrow Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

8.9      Captions.

     The captions in this Escrow Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of this Escrow Agreement or the intent of any provisions hereof.

8.10     Number and Gender.

     All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the Party or Parties, or their personal representatives, successors and assigns may require.

8.11     Further Assurances.

     The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Escrow Agreement.

8.12     Counterparts.

     This Escrow Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

8.13     License.

     This Escrow Agreement is the property of the Yankees Companies, Inc., a Florida corporation ("Yankees") and the use hereof by the Parties is authorized hereby solely for purposes of this transaction and, the use of this form of agreement or of any derivation thereof without Yankees's prior written permission is prohibited.

IX.      Definitions & Rules of Construction

     The following terms or phrases, as used in this Escrow Agreement, will have the following meanings:

(a)       Accredited Investor:

          An investor that meets the requirements for treatment as an accredited investor, as defined in Rule 501(a) of Commission Regulation D, which provides as follows:

          Accredited investor. "Accredited investor" will mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

           (1) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

           (2) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940;

           (3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

           (4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

           (5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

           (6) Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

           (7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in ss.230.506(b)(2)(ii); and

           (8) Any entity in which all of the equity owners are accredited investors.

(b)       Code:

          The Internal Revenue Code of 1986, as amended.

(c)       Commission:

          The United States Securities and Exchange Commission

(d)       EDGAR:

          The Commission's electronic data gathering and retrieval system accessible by the public at the Commission's website located at http://www.sec.gov.

(e)       Exchange Act:

          The Securities Exchange Act of 1934, as amended.

(f)       Florida Act:

          The Florida Securities and Investor Protection Act

(J)       Florida Rule:

          Florida  Rule  3E-500.005,   which  provides  as  follows:  Disclosure
          requirements of Section 517.061(11)(a)3., Florida Statutes.

           (1) Transactions by an issuer which do not satisfy all of the conditions of this rule will not raise any presumption that the exemptions provided by Section 517.061(11), Florida Statutes is not available for such transactions. Attempted compliance with this rule does not act as an election; the issuer can also claim the availability of Section 517.061(11), Florida Statutes, outside this rule.

           (2) The determination as to whether sales of securities are part of a larger offering (i.e., are deemed to be integrated) depends on the particular facts and circumstances. In determining whether sales should be regarded as part of a larger offering and thus should be integrated, the facts described in Rule 3E-500.01 should be considered.

           (3) Although sales made pursuant to Section 517.061(11), Florida Statutes, and in compliance with this rule, are exempt from the registration provisions of this Act, such exemption does not avoid the antifraud provisions of Sections 517.301 and 517.311, Florida Statutes.

           (4) The provisions of this rule will apply only to transactions which are consummated with persons in the State of Florida.

           (5) The requirements of Sections 517.061(11)(a)(3), Florida Statutes, that each purchaser, or his representative be provided with or given reasonable access to full and fair disclosure of all material information will be deemed to be satisfied if either paragraphs (5)(a) or (5)(b) are complied with:

               (a) Access to or Furnishing of Information. Reasonable access to, or the furnishing of, material information will be deemed to have been satisfied if prior to the sale a purchaser is given access to the following information:

                    1.   All material books and records of the issuer; and

                    2. All material contracts and documents relating to the proposed transaction; and

                    3. An opportunity to question the appropriate executive officers or partners.

           (6) In the case of an issuer that is subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the provisions of paragraph (5)(b) of this rule will be deemed satisfied by providing the following:

              (a) The information contained in the annual report required to be filed under the Securities Exchange Act of 1934 or a registration statement on Form S-1 [CCH Federal Securities Law Reporter P. 7121 ] under the Securities Act of 1933, whichever filing is the most recent required to be filed, and the information contained in any definitive proxy statement required to be filed pursuant to Section 14 of the Securities Exchange Act of 1934 and in any reports or documents required to be filed by the issuer pursuant to
                    Section 13(a) or 15(d) of the Securities Exchange Act of 1934, since the filing of such annual report or registration statement; and

               (b) A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in the issuer's affairs which are not disclosed in the documents furnished.

(g)       Principles' Agreement:

          The agreement entered into between AmeriNet, WRI and Yankees, on or about January 26, 2001.

(_)       Securities Act:

          The Securities Act of 1933, as amended.

(h)       Service:

          The United States Internal Revenue Service.

(i)

          All undefined financial terms will have the meanings ascribed to them by generally accepted accounting practices, consistently applied on the accrual basis of accounting, as modified by rules of the Commission including Regulations SB and SK.

(j) Additional terms characterized by initial capital letters are defined in this Escrow Agreement immediately following their first use.


     IN WITNESS WHEREOF, the Parties have caused this Escrow Agreement to be executed effective as of the 2nd day of April, 2001.

Signed, sealed and delivered
         In Our Presence:
                                                     AmeriNet Group.com, Inc.
/s/ Sally Ann Stroberg

/s/ Jennifer Mitchem                              /s/ Vanessa H. Lindsey
                                                        Vanessa H. Lindsey
                                                        Secretary


                                                     Wriwebs.com, Inc.
/s/ John Haclelio

/s/ Patrica Caputa                                By: /s/ Michael A. Caputa
                                                    Michael A. Caputa, President


                                                        Escrow Agent
/s/ Sally Ann Stroberg                              /s/ Edward C. Dmytryk
                                                    Edward C. Dmytryk
/s/ Jennifer Mitchem

                                  Exhibit VII
                           Form of Investment Letters


April 2, 2001

Edward C. Dmytryk
President
AmeriNet Group.com, Inc.
2500 North Military Trail, Suite 225
Boca Raton, Florida 33431

         Re.:     AmeriNet's Securities

Dear Mr. Dmytryk:

     I hereby certify and warrant that I am a party to that certain escrow agreement to which a form of this letter is annexed as an exhibit (the
"Agreement"), pursuant to which I am acquiring equity securities of WRI and AmeriNet and I am providing this letter to acknowledge certain matters and to bind myself by certain agreements required by WRI and AmeriNet, in order to assure that the issuance of unregistered securities to me complies with applicable exemptions from securities registration requirements provided under federal securities laws and the securities laws of my state of domicile.

     I hereby certify under penalty of perjury that:

1. Upon receipt of the WRI and AmeriNet securities, I will be acquiring them for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in Rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the WRI and AmeriNet securities. No one other than me has any beneficial interest in the WRI and AmeriNet securities.

2. I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of WRI and AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

3. I agree that I will in no event sell or distribute any of the WRI and AmeriNet securities unless in the opinion of WRI and AmeriNet's counsel (based on an opinion of my legal counsel) the WRI and AmeriNet securities may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the WRI and AmeriNet securities will have been so registered and/or qualified and an appropriate prospectus, will then be in effect.

4. I am fully aware that the WRI and AmeriNet securities are being offered and issued by WRI and AmeriNet to me in reliance on the exemption provided by
     Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties.

5. In connection with the foregoing, I consent to WRI and AmeriNet's legending my certificates representing the WRI and AmeriNet securities to indicate my investment intent and the restriction on transfer contemplated hereby and to WRI and AmeriNet's placing a "stop transfer" order against the WRI and AmeriNet securities in WRI and AmeriNet's securities transfer books until the conditions set forth herein will have been met.

6. I acknowledge by my execution hereof that I have had access to Exchange Act Reports that contain material information concerning WRI and AmeriNet, and to WRI and AmeriNet's updated financial statements, business plans and information, books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the WRI and AmeriNet securities.

7. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of WRI and AmeriNet's records and my questioning of WRI and AmeriNet's officers.

     I further certify that my domicile is located at the address set forth in the Agreement.


                                Very truly yours,


                                /s/ Edward C. Dmytryk /s/
                                    Edward C. Dmytryk
                                    Signature

                                   Exhibit VII
                           Form of Investment Letters


April 2, 2001

Michael A. Caputa
President
Wriwebs.com, Inc.
100 East Sample Road, Suite 210
Pompano Beach, Florida   33064

         Re.:     WRI's Securities

Dear Mr. Caputa:

     I hereby certify and warrant that I am a party to that certain escrow agreement to which a form of this letter is annexed as an exhibit (the
"Agreement"), pursuant to which I am acquiring equity securities of WRI and AmeriNet and I am providing this letter to acknowledge certain matters and to bind myself by certain agreements required by WRI and AmeriNet, in order to assure that the issuance of unregistered securities to me complies with applicable exemptions from securities registration requirements provided under federal securities laws and the securities laws of my state of domicile.

     I hereby certify under penalty of perjury that:

1. Upon receipt of the WRI and AmeriNet securities, I will be acquiring them for my own account for investment purposes without any intention of selling or distributing all or any part thereof. I represent and warrant that I qualify as an accredited investor (as that term is defined in Rule 501(a) of Regulation D promulgated under authority of the Securities Act of 1933, as amended [the "Securities Act"]) and that I am sophisticated in financial affairs, or have relied on the advice of someone sophisticated in financial affairs, and I able to bear the economic risks of this investment and I do not have any reason to anticipate any change in my circumstances, financial or otherwise, nor any other particular occasion or event which should cause me to sell or distribute, or necessitate or require my sale or distribution of the WRI and AmeriNet securities. No one other than me has any beneficial interest in the WRI and AmeriNet securities.

2. I have consulted with my own legal counsel who, after having been apprized by me of all the material facts surrounding this transaction, opined to me, for the benefit of WRI and AmeriNet, that this transaction was being effected in full compliance with the applicable securities laws of my state of domicile.

3. I agree that I will in no event sell or distribute any of the WRI and AmeriNet securities unless in the opinion of WRI and AmeriNet's counsel (based on an opinion of my legal counsel) the WRI and AmeriNet securities may be legally sold without registration under the Securities Act, and/or registration and/or other qualification under then-applicable State and/or Federal statutes, or the WRI and AmeriNet securities will have been so registered and/or qualified and an appropriate prospectus, will then be in effect.

4. I am fully aware that the WRI and AmeriNet securities are being offered and issued by WRI and AmeriNet to me in reliance on the exemption provided by
     Section 4(6) or the Securities Act which exempts the sale of securities by an issuer solely to accredited investors, based on my certifications and warranties.

5. In connection with the foregoing, I consent to WRI and AmeriNet's legending my certificates representing the WRI and AmeriNet securities to indicate my investment intent and the restriction on transfer contemplated hereby and to WRI and AmeriNet's placing a "stop transfer" order against the WRI and AmeriNet securities in WRI and AmeriNet's securities transfer books until the conditions set forth herein will have been met.

Mr. Michael Caputa
April 2, 2001
Page 2
6. I acknowledge by my execution hereof that I have had access to Exchange Act Reports that contain material information concerning WRI and AmeriNet, and to WRI and AmeriNet's updated financial statements, business plans and information, books, records and properties, and have inspected the same to my full and complete satisfaction prior to my acquisition of the WRI and AmeriNet securities.

7. I represent and warrant that because of my experience in business and investments, I am competent to make an informed investment decision with respect thereto on the basis of my inspection of WRI and AmeriNet's records and my questioning of WRI and AmeriNet's officers.

     I further certify that my domicile is located at the address set forth in the Agreement.


                                Very truly yours,

                              /s/ Edward C. Dmytryk
                                Edward C. Dmytryk
                                    Signature

                           License Transfer Agreement

     This License Transfer Agreement (the "Agreement") is made and entered into by and between and among The Yankee Companies, Inc., a Florida Corporation (the "Licensor"), AmeriNet Group.com, Inc., a Delaware corporation (the "Licensee") and AmeriNet Communications, Inc., a Florida corporation ("AmeriCom"), sometimes hereinafter collectively referred to as the "Parties").

                                    Preamble:

     WHEREAS, the parties previously entered into discussions for the development of a financial news program, known among the parties as the "Emerging Companies" project, which was conceived and planned by Licensor, and to that end created a license between Licensor and Licensee; and

     WHEREAS, Licensor and Licensee agreed with AmeriCom that AmeriCom would be responsible for the development and profitability of the Emerging Companies project, and to that end agreed that AmeriCom would be a sublicensee; and

     WHEREAS, the Licensee has entered into an agreement with Park City Group, Inc., which requires divestiture by Licensee of certain assets and agreements; and

     WHEREAS, the agreement with Park City Group, Inc. is advantageous to Licensor and Licensee, such that the reassignment of all rights to the Emerging Companies project to Yankees and the waiver by Yankees of any remaining obligations to the other parties is valuable to those Parties; and

     WHEREAS, the failure of AmeriCom to develop and make profitable the Emerging Companies concept has resulted in potential liabilities for AmeriCom, and therefore it is advantageous to AmeriCom to eliminate those liabilities by entering into this agreement;

     NOW THEREFORE, in consideration of the premises and the mutual advantage to each party which will result from this agreement, the Parties, intending to be legally bound, hereby agree as follows:


                                   Article One
                             Reassignment of Rights

     The Licensee and AmeriCom hereby reassign to the Licensor all right, title and interest in and to the Emerging Companies project, and the Licensor hereby accepts the reassignment from the Licensee and AmeriCom.


                                   Article Two
                               Waiver by Licensor

     The Licensor hereby waives any and all further compliance with any agreement, understanding or undertaking regarding the Emerging Companies project due from any other party to this agreement.



License Transfer Agreement
                                     Page 1

                                  Article Three
                                     Waiver

     Licensee and AmeriCom hereby waive any further claim of any kind or character to the Emerging Companies project. Hereafter, all parties agree that all rights to this project shall be the property of Licensor.


                                  Article Four
                                  Miscellaneous

4.1      Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

4.2      Merger.

     This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

4.3      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.4      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

4.5      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

4.6      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.


                           License Transfer Agreement
                                     Page 2

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by the Licensor and three by the Licensee.

           (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by the Licensor and three by the Licensee.

     (3) (A) Expenses of mediation shall be borne by the Licensee, if successful.

           (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

           (C) If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties.

4.7      Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

4.8      Counterparts.

(a)  This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.



                           License Transfer Agreement
                                     Page 3

Signed, Sealed & Delivered
         In Our Presence
                                                 The Yankee Companies, Inc.
                                                  a Florida corporation
/S/ Nancy Malinaro

/s/ Sally Ann Stroberg                      By: /s/ Leonard Miles Tucker
                                                Leonard Miles Tucker, President
(CORPORATE SEAL)
                                     Attest: /s/ Vanessa H. Lindsey
                                                 Vanessa H. Lindsey, Secretary
Dated:   April 16, 2001



                                              AmeriNet Group.com, Inc.
                                             a Delaware corporation.
/s/ Jennifer Mitchem

/s/ Sally Ann Stroberg                    By:  /s/ Edward C. Dmytryk
                                                Edward C. Dmytryk, President
(CORPORATE SEAL)
                                    Attest: /s/ Vanessa H. Lindsey
                                                Vanessa H. Lindsey, Secretary
Dated:   April 16, 2001

                                           AmeriNet Communications, Inc.
                                            a Florida corporation.
/s/ Jennifer Mitchem

/s/ Sally Ann Stroberg                  By:  /s/ Edward C. Dmytryk
                                                Edward C. Dmytryk, President
(CORPORATE SEAL)
                                    Attest: /s/ Vanessa H. Lindsey
                                                Vanessa H. Lindsey, Secretary

Dated: April 16, 2001



                           License Transfer Agreement
                                     Page 4

                         Amendment to License Agreement

     This Amendment to License Agreement (the "Agreement") is made and entered into by and between and among The Yankee Companies, Inc., a Florida Corporation (the "Licensor"), AmeriNet Group.com, Inc., a Delaware corporation (the "Licensee;" and Wriwebs.com, Inc., a Florida corporation ("WRI"), sometimes hereinafter collectively referred to as the "Parties").

                                    Preamble:

     WHEREAS, the parties previously entered into an agreement for the licensing to Licensee of the the exclusive right to develop and use the domain names 15c2-11.com, 15c2-11.net, 15c2-11.org and 15c2-11.cc (the "Licensed Domain Names"); and

     WHEREAS, the Licensee has entered into an agreement with Park City Group, Inc., which requires divestiture by Licensee of certain assets and agreements; and

     WHEREAS, the agreement with Park City Group, Inc. is advantageous to Licensor and Licensee, such that the reassignment of the Licensed Domain Names to Yankees and the waiver by Yankees of any remaining obligations under the original licensing agreement is valuable to both Parties; and

     WHEREAS, the intention stated in the License Agreement to license the Licensed Domain Names to WRI was never effectuated and WRI desires to acknowledge its absence of rights in the Licensed Domain Names, and WRI will benefit from this amendment by being spared litigation to clarify its rights or lack thereof in the Licensed Domain Names,

     NOW THEREFORE, in consideration of the premises and the mutual advantage to each party which will result from this agreement, the Parties, intending to be legally bound, hereby agree as follows:


                                   Article One
                            Reassignment by Licensee

     The Licensee hereby reassigns the Licensed Domain Names to the Licensor, and the Licensor hereby accepts the reassignment from the Licensee.


                                   Article Two
                               Waiver by Licensor

     The Licensor hereby waives any and all further compliance with the License Agreement entered into between the parties on or about February 9, 2000.

                                  Article Three
                        Acknowledgment and Waiver by WRI

     WRI hereby acknowledges that it was never assigned any rights in the Licensed Domain Names, and hereby waives any further claim of any kind or character to said names.




                               License Agreement
                                     Page 1

                                  Article Four
                                  Miscellaneous

4.1      Amendment.

     No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is in writing and signed by the Party against which the enforcement of said modification, waiver, amendment, discharge or change is sought.

4.2      Merger.

     This instrument contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral, are merged herein and shall be of no force or effect.

4.3      Survival.

     The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any Party.

4.4      Severability.

     If any provision or any portion of any provision of this Agreement, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the application of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be effected thereby.

4.5      Governing Law and Venue.

     This Agreement shall be construed in accordance with the laws of the State of Florida but any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in Broward County, Florida.

4.6      Litigation.

(a) In any action between the Parties to enforce any of the terms of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

(b) In the event of any dispute arising under this Agreement, or the negotiation thereof or inducements to enter into the Agreement, the dispute shall, at the request of any Party, be exclusively resolved through the following procedures:

     (1) (A) First, the issue shall be submitted to mediation before a mediation service in Broward County, Florida, to be selected by lot from six alternatives to be provided, three by the Licensor and three by the Licensee.


                               License Agreement
                                     Page 2

           (B) The mediation efforts shall be concluded within ten business days after their in itiation unless the Parties unanimously agree to an extended mediation period;

     (2) In the event that mediation does not lead to a resolution of the dispute then at the request of any Party, the Parties shall submit the dispute to binding arbitration before an arbitration service located in Broward County, Florida to be selected by lot, from six alternatives to be provided, three by the Licensor and three by the Licensee.

     (3) (A) Expenses of mediation shall be borne by the Licensee, if successful.

           (B) Expenses of mediation, if unsuccessful and of arbitration shall be borne by the Party or Parties against whom the arbitration decision is rendered.

           (C) If the terms of the arbitral  award do not establish a prevailing
               Party,   then  the  expenses  of   unsuccessful   mediation   and
               arbitration shall be borne equally by the Parties.

4.7      Further Assurances.

     The Parties hereby agree to do, execute, acknowledge and deliver or cause to be done, executed or acknowledged or delivered and to perform all such acts and deliver all such deeds, assignments, transfers, conveyances, powers of attorney, assurances, recipes, records and other documents, as may, from time to time, be required herein to effect the intent and purposes of this Agreement.

4.8      Counterparts.

(a)  This Agreement may be executed in any number of counterparts.

(b) Execution by exchange of facsimile transmission shall be deemed legally sufficient to bind the signatory; however, the Parties shall, for aesthetic purposes, prepare a fully executed original version of this Agreement, which shall be the document filed with the Securities and Exchange Commission.

     In Witness Whereof, the Parties have executed this Agreement, effective as of the last date set forth below.

Signed, Sealed & Delivered
         In Our Presence
                                             The Yankee Companies, Inc.
                                                 a Florida corporation
/s/ Nancy Malonrio

/s/ Sally Ann Stroberg                    By: /s/ Leonard Miles Tucker
                                                Leonard Miles Tucker, President
(CORPORATE SEAL)
                                     Attest:/s/ Vanessa H. Lindsey
                                                Vanessa H. Lindsey, Secretary
Dated:   April 16, 2001




                               License Agreement
                                     Page 3

                                              AmeriNet Group.com, Inc.
                                               a Delaware corporation.
/s/ Sally Ann Stroberg

/s/ Jennifer Mitchem                         By: /s/ Edward C. Dmytryk
                                                    Edward C. Dmytryk, President
(CORPORATE SEAL)
                                        Attest:/s/ Vanessa H. Lindsey
                                                   Vanessa H. Lindsey, Secretary
Dated:   April 16, 2001

                                                     Wriwebs.com, Inc.
                                                     a Florida corporation.
/s/ Patrica Caputa

__________________________                 By: /s/ Michael A. Caputa
                                                   Michael A. Caputa, President
(CORPORATE SEAL)
                                       Attest:  /s/ Jeffrey B. Levy
                                                    Jeffrey B. Levy
                                                    Secretary & General Counsel
Dated: April 16, 2001



                               License Agreement
                                     Page 4